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                                                                    EXHIBIT 10.2

                                PLEDGE AGREEMENT
                                ----------------



         THIS PLEDGE AGREEMENT, dated as of February 27, 1998, is entered into by and between APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership ("Apollo"), and NEW VALLEY CORPORATION, a Delaware corporation ("New Valley").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, on the date hereof, the parties thereto have entered into the Amended and Restated Western Realty Development LLC Limited Liability Company Agreement (the "LLC Agreement"), dated as of February 20, 1998, by and among Western Realty Development LLC, a Delaware limited liability company (the "Delaware LLC"), Apollo, New Valley and BrookeMil Ltd., a Cayman Islands company (the "Company");

         WHEREAS, on the date hereof, Apollo has made a loan (the "Loan") of $11,000,000 to the Delaware LLC pursuant to a Promissory Note dated February 27, 1998 (the "Note");

         WHEREAS, to secure the payment obligations of the Delaware LLC under the Note, Apollo has requested that New Valley pledge to it the 10,483 shares of Common Stock (the "Shares") of the Company owned by New Valley, which Shares constitute 99.1% of the outstanding Common Stock of the Company; and

         WHEREAS, Apollo would be unwilling to extend the Loan absent the pledge to it of the Shares and other items of Collateral described below, and New Valley and the Delaware LLC will derive direct and indirect benefits from the transactions contemplated by the LLC Agreement and the Note;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      SECURITY AGREEMENT

             1.1  SECURITY INTEREST IN THE COLLATERAL

                  (a) In order to secure the due and punctual payment (whether at maturity or by acceleration) of any amount that the Delaware LLC is obligated to pay under the Note, New Valley hereby pledges, assigns, transfers, sets over and delivers to Apollo and grants for the benefit of Apollo a security interest in and to all of the following in which New Valley may now or hereafter have any right, title or interest:




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                           (i)     the Shares;

                           (ii) all certificates and instruments representing the Shares identified on Annex 1 hereto and all other shares of capital stock of the Company now or hereafter owned by New Valley;

                           (iii) all cash, securities, distributions and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

                           (iv) all proceeds of any of the property of New Valley described in clauses (i-iii) above (all of the property described in the foregoing clauses (i)-(iv) is hereinafter referred to as the "Collateral").

                  (b) The Shares and all certificates and instruments representing such Shares and all other property constituting Collateral pledged by New Valley hereunder shall be forthwith transferred and delivered by New Valley to Apollo Real Estate Advisors III, L.P., the general partner of Apollo (the "Representative"), located at Two Manhattanville Road, Purchase, New York 10577 duly endorsed in blank or accompanied by undated stock powers duly executed in blank in accordance with the provisions of Section 8-106(b)(1) of the Uniform Commercial Code as in effect in the State of New York (the "UCC"). In addition, on the date of execution of this Pledge Agreement, the Company hereby acknowledges notice of this Pledge Agreement and the Company agrees to make a notation on its Register of Members of this Pledge Agreement, and New Valley agrees to take such other action as Apollo shall deem reasonably necessary or appropriate to duly record the lien created hereunder in the Collateral. In addition, at the request of Apollo, New Valley shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement, or other papers that may be necessary or desirable (in the reasonable judgment of Apollo) to create, preserve, perfect or validate the security interest and lien granted pursuant hereto or to enable Apollo to exercise and enforce its rights hereunder. All securities and other certificated property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for the Shares or other items of Collateral (collectively with the Shares, the "Property"), shall also be transferred and delivered to the Representative when received.

         1.2      VOTING RIGHTS; DISTRIBUTIONS; ETC.

                  (a) So long as no Event of Default (as defined below) shall have occurred and be continuing Apollo agrees that:

                      (i) Except as set forth in paragraph (b) below, New Valley shall be solely and exclusively entitled to exercise any and all voting, consensual and other rights and powers relating or pertaining to the

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                           Collateral or any part thereof that New Valley may
                           now or hereafter have as the owner of the Shares for any purpose not inconsistent with the terms of this Agreement, provided that for purposes of Section 8-106 of the UCC Apollo shall exercise such rights at the direction of New Valley; and

                      (ii) New Valley shall be solely and exclusively entitled
                           to receive and retain dividends and other distributions payable upon the Shares.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of New Valley to direct Apollo in the exercise of the voting, consensual and other rights and powers which New Valley is entitled to exercise pursuant to subparagraph (i) of paragraph (a) above and to receive the dividends and other distributions which New Valley is authorized to receive and retain pursuant to subparagraph (ii) of paragraph (a) above shall cease and Apollo shall have the sole and exclusive right and authority to exercise such voting, consensual and other rights and powers and to receive such dividends and other distributions, and any such dividends and other distributions received by New Valley shall immediately be paid over to Apollo. Any and all money and other property paid over to or received by Apollo pursuant to the provisions of this paragraph (b) shall be retained by Apollo as part of the Collateral and be applied in accordance with the provisions hereof.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1   TITLE TO SHARES

         New Valley hereby represents and warrants that it owns good and marketable title to the Shares, free and clear of any liens, charges, encumbrances or security interests of any kind whatsoever, and that the Shares are not subject to any restriction on alienation or transfer, in each case, other than this Agreement. New Valley covenants to defend the right, title and interest of New Valley in and to the Shares against the claims and demands of all persons whatsoever. New Valley hereby represents, warrants and covenants that New Valley is currently, or shall be, the only owner of the Shares and that New Valley does not, and will not have, outstanding rights, options, warrants, conversion rights or other commitments or agreements for the purchase or acquisition of the Shares.

         2.2   NO TRANSFER

         New Valley covenants not to sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (other than the lien created hereby), any of the Shares, other Collateral or any interest therein, unless (i) it obtains the prior written consent of Apollo, or
(ii) the Note Termination Date (as hereinafter defined) has occurred, as specified in the Note Termination Notice (as hereinafter defined) sent to the Company. In


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furtherance of the foregoing, the Company acknowledges and agrees that it will not cause or permit any transfer of the Shares to any person, other than Apollo or a person designated by Apollo upon a foreclosure of the pledge and security interest granted hereby, without the prior written consent of Apollo until such time as the Note Termination Notice has been delivered to it.

         2.3      CORPORATE ORGANIZATION AND AUTHORITY

         New Valley represents and warrants that:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own its assets and to transact its business as now conducted, is in good standing under the laws of those jurisdictions in which the business conducted or the assets owned or leased by it makes qualification to do business as a foreign corporation necessary and has its "chief executive office" (within the meaning of Section 9-103 of the UCC) at 100 S.E. Second Street, 32nd Floor, Miami, Florida;

                  (b) this Agreement has been duly executed and delivered by New Valley and constitutes a legal, valid and binding obligation of New Valley, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (c) the execution, delivery and performance by New Valley of this Agreement (i) will not violate any provision of any law applicable to New Valley or to any of its assets, (ii) will not violate any provisions of the Restated Certificate of Incorporation or By-laws of New Valley, and (iii) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien (other than the lien created hereby) on any of the properties, revenues or assets of New Valley pursuant to the provisions of any applicable law, contract, agreement or other undertaking to which New Valley is a party or which purports to be binding upon New Valley or upon any of its assets; and

                  (d) no consent or authorization of, or other act by or in respect of, any governmental authority, and no consent of any person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the perfection of the security interest granted hereunder.

         2.4      INDEBTEDNESS AND OTHER OBLIGATIONS OF BROOKEMIL

         During the effectiveness of this Agreement, New Valley will not permit BrookeMil to incur indebtedness, issue guarantees or assume any contingent obligations to pay money in an



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amount which exceeds $100,000 in the aggregate outstanding at any given time without the prior written consent of Apollo.

3.       EVENT OF DEFAULT

         For purposes of this Agreement an "Event of Default" shall exist hereunder on the tenth (10) Business Day after Apollo shall have given New Valley written notice of the occurrence of an Event of Default under Section 2.1(a) of the Note (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body or otherwise); provided, however, that no Event of Default shall occur for purposes of this Agreement if, during such ten (10) Business Day period, the Delaware LLC or New Valley shall have cured such Event of Default (for the avoidance of doubt, no payment of the principal amount of the Note which has become due solely as a result of such Event of Default shall be required to cure an Event of Default).

4.       REMEDIES UPON DEFAULT

         4.1   RIGHTS UNDER THE UNIFORM COMMERCIAL CODE

         If any Event of Default shall have occurred and be continuing, Apollo shall have the right to exercise any and all rights and remedies of a secured party upon default under the UCC.

         4.2   SALE OF THE COLLATERAL

         (a) In addition to the aforesaid rights and remedies under the Uniform Commercial Code, upon the occurrence and during the continuance of an Event of Default, Apollo may, to the extent permitted by law, sell the Collateral, or any part thereof, at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, as Apollo shall deem appropriate. Apollo shall be authorized at any such sale (to the extent it deems it advisable to do so, in its sole discretion) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Apollo shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely and free from any claim or right on the part of New Valley. At any such sale Apollo may bid for or purchase, free from any right of redemption on the part of New Valley (all said rights being also hereby waived and released), all or any part of the Collateral offered for sale, and Apollo may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability therefor.



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         (b) Apollo shall give New Valley at least ten (10) days' written notice of the intention of Apollo to make any such public or private sale or sale at any broker's board or on any securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.

         (c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Apollo may fix in the notice of such sale.

         (d) At any such public or private sale, the Collateral or part thereof to be sold may be sold in one lot as an entirety or in separate parcels, as Apollo may in its sole discretion determine.

         (e) Apollo shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Apollo may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may without further notice be made at the time and place to which the same shall have been so adjourned.

         (f) As an alternative to exercising its rights under the Uniform Commercial Code or the power of sale herein conferred upon it, Apollo may proceed by a suit or suits at law or in equity to foreclose on and to sell the Collateral or any portion thereof pursuant to a judgment decree of a court or courts of competent jurisdiction.

         4.3 APPLICATION OF PROCEEDS OF SALE AND OTHER CASH RECEIVED

         The proceeds of sale of Collateral sold pursuant to Section 4.2 and cash constituting Collateral received under Section 1.2(b) shall be applied by Apollo as follows:

         FIRST: to the payment of the costs and expenses of such sale, including the out-of-pocket expenses of Apollo and the fees and out-of-pocket expenses of legal advisers employed by Apollo in connection therewith, and to the payment of all advances made by Apollo hereunder and the payment of all reasonable costs and expenses incurred by Apollo in connection with the administration and enforcement of this Agreement;

         SECOND: to the payment in full of the Note; and

         THIRD: the balance (if any) of such proceeds to New Valley, the successors or assigns of New Valley, or as a court of competent jurisdiction may direct.



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5.       OTHER PROVISIONS

         5.1 TERMINATION

         The parties hereto agree that, on the earlier to occur of (i) the date on which payment of any and all amounts due and payable by the Delaware LLC under the Note is made to Apollo and (ii) the date on which the Note is converted, in accordance with Section 2.4(b) of the LLC Agreement, into the Class A Interests (as defined therein) issued to Apollo (such earlier date, the "Note Termination Date"), the Collateral shall be released from the pledge of this Agreement and returned to the possession of New Valley and no longer constitute Collateral under this Agreement. On the Note Termination Date, or immediately thereafter, Apollo shall (x) reassign and redeliver, or cause to be reassigned or redelivered, without recourse to or warranty by Apollo and at the expense of New Valley and together with appropriate instruments of reassignment and release, to New Valley, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Apollo pursuant to the terms hereof and not theretofore reassigned and redelivered to New Valley or such person or persons as New Valley may have designated, which Collateral (if any) shall not have been encumbered by Apollo, and (y) deliver to each of New Valley and the Company a notice stating that the Note has been cancelled, the Note Termination Date under this Agreement has occurred, and that the Collateral has been released from the security interest under this Agreement (the "Note Termination Notice").

         5.2 FURTHER ASSURANCES

         New Valley agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments as Apollo may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm onto Apollo its rights, powers and remedies hereunder.

         5.3 CERTAIN WAIVERS, ETC.

             (a) No delay on the part of Apollo in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Delaware LLC with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the right of Apollo to take any action or to exercise any power of sale, lien, option or any other right under this Agreement or otherwise, nor shall any single or partial exercise thereof, or the exercise of any power, lien, option or any other right under this Agreement, or otherwise, preclude any other or further exercise thereof all without notice or demand, nor shall any of the same prejudice Apollo's rights against the Delaware LLC in any respect.


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             (b) Each and every remedy of Apollo shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

             (c) Apollo shall have no duty or obligation to satisfy the indebtedness secured hereby out of any other property, or pursuant to any other pledge, undertaking or security relating to such indebtedness and may realize on the Collateral and/or any other security available to it in such order or concurrently as it may see fit and Apollo will not be required to take any recourse against the Delaware LLC or any other person or persons before realizing on the Collateral.

         5.4   EXPENSES

         New Valley shall pay Apollo on a full indemnity basis all costs and expenses (a) incurred by Apollo in realizing upon any of the Collateral and (b) paid or incurred by Apollo in enforcing or attempting to enforce its rights hereunder, which costs and expenses shall include the reasonable fees and expenses of legal advisers and counsel to Apollo. The obligation of New Valley hereunder to make such payments to Apollo shall constitute obligations secured by the Collateral.

         5.5   ENTIRE AGREEMENT; AMENDMENT

         This Agreement, the Note, the LLC Agreement and the documents referred to herein and therein constitute the entire agreement of the parties with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction. In the event of any conflict or inconsistency between this Agreement and any other agreement governing or otherwise relating to the Shares, the terms of this Agreement shall control. This Agreement may be amended but only by an instrument in writing signed by the party or parties to be bound or burdened by such amendment.

         5.6   ASSIGNMENT, SUCCESSORS AND ASSIGNS

         No assignment of this Agreement or any right or obligation hereunder whatsoever shall be made by Apollo or New Valley.



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         5.7   APPLICABLE LAW

         The provisions of this Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without reference to its conflict of laws rules.

         5.8   JURISDICTION

         Apollo and New Valley agree that any legal action or proceedings arising out of or in connection with this Agreement may be brought in any court of the State of New York located in New York County or the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, Apollo and New Valley hereby submit to and accept with regard to any such action or proceeding, each for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and waive any objection which such party may now or hereafter have to any such court as the venue for any such proceeding on the ground that it may constitute any forum non-conveniens. The agreement set forth in this Section 5.8 is given solely for the benefit of the parties hereto and such agreement is not intended to and shall not inure to the benefit of any other person.

         5.9   NOTICES

         Any notice, communication or demand to be given or made by or to New Valley or Apollo pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by telecopy, to New Valley or Apollo at the following addresses or telecopy numbers (or at such other address or telecopy number for New Valley or Apollo as shall be specified by like notice):

               (a) if to Apollo:

                        Apollo Real Estate Investment Fund III, L.P.
                        c/o Apollo Real Estate Advisors III, L.P.
                        Two Manhattanville Road
                        Purchase, New York  10577

                        Telecopy:    212-261-3301
                        Attention:   John J. Hannan

               (b) if to New Valley:

                        New Valley Corporation
                        100 S.E. Second Street, 32nd Floor
                        Miami, Florida 33131


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                        Telecopy:        305-579-8004
                        Attention:       J. Bryant Kirkland, III
                                         Vice President and
                                         Chief Financial Officer

         5.10   INVALIDITY

         Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting or impairing the remaining provisions of this Agreement which shall remain in full force and effect. In the event that any provision of this Agreement or of any document executed pursuant hereto shall be deemed to be invalid or become invalid, the parties hereto shall substitute for such invalid provision a new provision which serves the purpose of the invalid provision to the best possible extent.

         5.11   HEADINGS AND COUNTERPARTS

         The headings of this Agreement are for the purpose of reference only, and shall not limit or otherwise affect any of the terms hereof. This Agreement may be executed in counterparts and any single counterpart or set of counterparts signed, in either case, by all the parties thereto shall be deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

APOLLO REAL ESTATE INVESTMENT               NEW VALLEY CORPORATION
FUND III, L.P.

By: Apollo Real Estate Advisors III,
    L.P., its General Partner

By: Apollo Real Estate Capital Advisors III,
    Inc., its General Partner

By: /s/ Stuart Koenig                       By: /s/ Richard J. Lampen
    -----------------------------               ---------------------------
    Name:  Stuart Koenig                        Name:  Richard J. Lampen
    Title: Vice President                       Title: Executive Vice President










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Acknowledged and agreed this 27th day of February, 1998.

BROOKEMIL LTD.


By: /s/ Richard J. Lampen
    --------------------------------------
    Name:  Richard J. Lampen
    Title: Executive Vice President
























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                         ANNEX A TO THE PLEDGE AGREEMENT

Certificate No. 5 Representing 10,483 Ordinary Shares of BrookeMil Ltd.





















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